UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09613

Legg Mason Investment Trust, Inc.

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31,

Date of reporting period: June 30, 2011

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

June 30, 2011

Investment Commentary and

Semi-Annual Repor t

Legg Mason Capital Management

Opportunity Trust

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason Capital Management Opportunity Trust

Fund objective

The Fund seeks long-term growth of capital.

Investment commentary

Market outlook

The market has not been kind to deep value names this year. Concerns about the macroeconomic environment, whether it be oil price rises due to Middle East turmoil, growth disruptions as a result of the Japanese earthquake, the continuing fiscal problems in the Eurozone, or political paralysis in the U.S., have deflected investors’ attention away from the assessment of value and toward broad questions of macroeconomic risk. The sell-off in deep value names has created a great opportunity, in our opinion, to purchase very attractive assets at a significant discount to our assessment of intrinsic business value.

The deep value stocks we seek out typically have low price-to-book multiples, high free cash flow yields and improving returns on equity. We believe deep value will continue to be a winning strategy over the long term and have positioned the Fund to take advantage of this opportunity. If the economy improves in the second half of the year and macro concerns ease, we believe the payoff could begin to come sooner rather than later.

A deep value strategy can at times come with volatility. This is what we have experienced so far this year, as investors favored momentum stocks and what CSFB Holt1 calls “quality at any price,” which is another way of saying expensive names with positive trends. As a result, some of the most undervalued sectors, like Financials and Information Technology (“IT”) — two of the sectors in which the Fund is overweight — have underperformed the market in recent quarters. Timing the entrance into an undervalued stock is no easy feat, which is why we have always relied on and continue to rely on valuation. Over the long term, we believe this strategy will yield excess returns.

Financials are a perfect example. While anecdotally investors seem to agree that Financials are undervalued, not a single one of the largest twenty-five mutual funds are overweight or even equalweight Financials, according to a recent Nomura1 study. The Financials sector has been the worst performing sector year-to-date, as declining loan balances in the first quarter and regulatory concerns have weighed on many of

[1]	Entity is not a Legg Mason, Inc. affiliate.

The Investment Commentary is not a part of the Semi-Annual Report.

Legg Mason Capital Management Opportunity Trust	III

the stocks. We expect loan growth to improve off of first quarter results, historically the slowest quarter, as banks continue to ease lending standards and as demand increases more broadly, similar to what we’ve already witnessed in commercial and industrial lending. Furthermore, increased regulatory clarity could help Financials, as markets are more adept at pricing risk than uncertainty. This is exactly what happened in the Health Care sector, now the best performing sector this year. Almost all of the Financials in the portfolio trade at a discount to book value and, on a weighted average basis, our Financials trade at 9x 2011’s projected earnings and under 7x consensus earnings for next year.

We believe that IT stocks also remain considerably undervalued. We have continued to reposition the Fund to take advantage of the values present in this sector. We have been able to swap out some of the more volatile IT names we bought a year ago that have done quite well for larger, lower volatility names that we believe are even cheaper. For example, we bought Intel Corp. and Xerox Corp. in the second quarter. Both Intel and Xerox trade at under 10x this year’s consensus earnings estimates, so there is clearly skepticism around the ability of these companies to grow earnings. Both companies have prioritized returning capital to shareholders through dividends and/or buybacks, which we think will be an important driver of returns going forward. As of this writing, Intel had a 3.6% dividend yield and recently increased the dividend by 16% after a 15% hike six months ago. Intel specifically noted in its press release how much faster it had grown its dividend than the market the past several years, a trend we expect will continue. Xerox management believes the company’s “steady state” earnings per share growth rate is in the 10-15% range, in part due to its commitment to repurchase shares. So, even if Xerox’s valuation remains at these depressed levels, we believe the stock has the potential to rise significantly.

We are excited about many equally appealing investments in the Fund across many sectors, so we cannot help but remain optimistic about the market and even more so about the Fund over the next three to five years. Based on our assessment of the intrinsic value of the Fund’s investments, the portfolio trades at a significant discount to what we think it is worth. We believe investor patience will be handsomely rewarded.

Samantha McLemore, CFA

Assistant Portfolio Manager

Legg Mason Capital Management, LLC

July 15, 2011

Any discussion of individual securities is intended to inform shareholders as to the basis (in whole or in part) for previously made decisions by a portfolio manager to buy, sell or hold a security in a portfolio. References to specific securities are not intended, and should not be relied upon, as the basis for anyone to buy, sell or hold any security. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies should consult their financial professional.

Portfolio holdings and breakdowns are as of June 30, 2011 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: Assured Guaranty Ltd. (5.2%), Ellington Financial LLC (4.5%), United Continental Holdings Inc. (4.3%), Eastman Kodak Co. (4.0%), Sprint Nextel Corp. (3.8%), Expedia Inc. (3.9%), Hartford Financial Services Group Inc. (3.7%), Genworth Financial Inc., Class A Shares (3.5%), NII Holdings Inc. (3.4%) and AES Corp. (3.2%). Please refer to pages 5 through 8 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial

The Investment Commentary is not a part of the Semi-Annual Report.

IV	Legg Mason Capital Management Opportunity Trust

Investment commentary (cont’d)

advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of June 30, 2011 were: Financials (30.2%), Information Technology (23.2%), Consumer Discretionary (20.7%), Telecommunication Services (8.8%) and Industrials (8.2%). The Fund’s portfolio composition is subject to change at any time.

The views expressed in this commentary reflect those solely of the portfolio managers as of the date of this commentary and may differ from those of Legg Mason, Inc. as a whole or the other portfolio managers of its affiliates. Any such views are subject to change at any time based on market or other conditions. These views are not intended to be a forecast of future events, a guarantee of future results or investment advice. The information contained herein has been prepared from sources believed to be reliable, but cannot be guaranteed. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance. Investors should not use this information as the sole basis for investment decisions.

The Investment Commentary is not a part of the Semi-Annual Report.

June 30, 2011

Semi-Annual Repor t

Legg Mason Capital Management

Opportunity Trust

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Legg Mason Capital Management Opportunity Trust 2011 Semi-Annual Report	1

Letter to our shareholders

Dear Shareholder,

We are pleased to provide the semi-annual report of Legg Mason Capital Management Opportunity Trust for the six-month reporting period ended June 30, 2011.

Total returns for the Fund for various periods ended June 30, 2011 are presented below, along with those of the Fund’s unmanaged benchmark and Lipper peer group:

Average annual total returns (unaudited)
	6 months	1 year	5 years	10 years	Since inception
Without sales charges
Class A	-8.52%	15.83%	N/A	N/A	35.90%
Class C	-8.89%	14.87%	-5.77%	1.12%	2.27%
Class R	-8.78%	15.36%	N/A	N/A	-8.51%
Class FI	-8.61%	15.59%	-5.20%	N/A	-1.01%
Class I	-8.40%	16.10%	-4.77%	2.18%	3.02%
S&P 500 Index[i]	6.02%	30.69%	2.94%	2.72%	0.93%
Lipper Mid-Cap Value Funds Category Averageii	5.91%	33.55%	3.62%	7.82%	8.78%
With sales charges
Class A	-13.76%	9.16%	N/A	N/A	32.58%
Class C	-9.80%	13.87%	-5.77%	1.12%	2.27%
Class R	-8.78%	15.36%	N/A	N/A	-8.51%
Class FI	-8.61%	15.59%	-5.20%	N/A	-1.01%
Class I	-8.40%	16.10%	-4.77%	2.18%	3.02%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include the deduction of taxes that a shareholder would pay on Fund distributions. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

For performance data including the effects of sales charges, Class A shares reflect the deduction of a maximum initial sales charge of 5.75%, and Class C shares reflect the deduction of a contingent deferred sales charge of 1.00%, which applies if shares are redeemed within one year of purchase.

The inception dates of Class A, Class C, Class R, Class FI and Class I shares are February 3, 2009, December 30, 1999, December 28, 2006, February 13, 2004 and June 26, 2000, respectively. The Index return is for the period beginning December 30, 1999. The Lipper return is for the period beginning December 31, 1999. All Index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated May 1, 2011, the gross total annual operating expense ratios for Class A, Class C, Class R, Class FI and Class I shares were 1.72%, 2.49%, 2.08%, 1.87% and 1.42%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

2	Legg Mason Capital Management Opportunity Trust 2011 Semi-Annual Report

Letter to our shareholders (cont’d)

While we recognize that the performance results for the period were disappointing, it is not unusual for the Fund to experience periods of significant volatility. The Fund’s portfolio managers employ an active, valuation-driven investment process that is designed to deliver attractive returns over the long term. Despite the recent challenges, we remain confident in the Fund’s investment strategy.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Mark R. Fetting	R. Jay Gerken, CFA
Chairman	President

July 29, 2011

RISKS: Equity securities are subject to price fluctuation and possible loss of principal. Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks. The Fund may focus its investments in certain regions or industries, increasing its vulnerability to market volatility. As a non-diversified fund, it is permitted to invest a higher percentage of its assets in any one issuer than a diversified fund, which may magnify the Fund’s losses from events affecting a particular issuer. International investments are subject to special risks, including currency fluctuations and social, economic and political uncertainties, which could increase volatility. Derivatives, such as options, forwards and futures, can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. The adviser’s investment style may become out of favor and/or the adviser’s selection process may prove incorrect, which may have a negative impact on the Fund’s performance. The Fund may engage in short selling, which is a speculative strategy that involves special risks. Unlike the possible loss on a security that is purchased, there is no limit on the amount of loss on an appreciating security that is sold short. Additional risks may include those risks associated with investing in fixed-income securities, including junk bonds, real estate investment trusts, convertible securities, investment companies and exchange-traded funds and large-cap stocks and utilizing leverage. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

ii

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. The Lipper Mid-Cap Value Funds Category Average is comprised of the Fund’s peer group of mutual funds.

Legg Mason Capital Management Opportunity Trust 2011 Semi-Annual Report	3

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of June 30, 2011 and December 31, 2010 and does not include derivatives such as forward foreign currency contracts and written options. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

4	Legg Mason Capital Management Opportunity Trust 2011 Semi-Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on January 1, 2011 and held for the six months ended June 30, 2011.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charges[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	-8.52%	$1,000.00	$914.80	1.33%	$6.31	Class A	5.00%	$1,000.00	$1,018.20	1.33%	$6.66
Class C	-8.89	1,000.00	911.10	2.10	9.95	Class C	5.00	1,000.00	1,014.38	2.10	10.49
Class R	-8.78	1,000.00	912.20	1.67	7.92	Class R	5.00	1,000.00	1,016.51	1.67	8.35
Class FI	-8.61	1,000.00	913.90	1.42	6.74	Class FI	5.00	1,000.00	1,017.75	1.42	7.10
Class I	-8.40	1,000.00	916.00	0.99	4.70	Class I	5.00	1,000.00	1,019.89	0.99	4.96

[1]	For the six months ended June 30, 2011.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements. In the absence of compensating balance arrangements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by 365.

Legg Mason Capital Management Opportunity Trust 2011 Semi-Annual Report	5

Schedule of investments (unaudited)

June 30, 2011

Legg Mason Capital Management Opportunity Trust

Security	Shares	Value
Common Stocks — 105.1%
Consumer Discretionary — 20.1%
Automobiles — 0.9%
General Motors Co.	433,700	$13,167,132	*
Hotels, Restaurants & Leisure — 3.1%
Boyd Gaming Corp.	4,271,300	37,160,310	*
MGM Resorts International	800,000	10,568,000	*
Total Hotels, Restaurants & Leisure		47,728,310
Household Durables — 5.8%
KB HOME	1,300,000	12,714,000
Lennar Corp., Class A Shares	2,185,000	39,657,750
Pulte Homes Inc.	4,700,000	36,002,000	*
Total Household Durables		88,373,750
Internet & Catalog Retail — 6.3%
Amazon.com Inc.	180,000	36,808,200	*
Expedia Inc.	2,040,000	59,139,600
Total Internet & Catalog Retail		95,947,800
Leisure Equipment & Products — 4.0%
Eastman Kodak Co.	17,260,000	61,790,800	*(a)
Total Consumer Discretionary		307,007,792
Consumer Staples — 1.2%
Food & Staples Retailing — 1.2%
SUPERVALU Inc.	1,850,000	17,408,500
Energy — 1.5%
Oil, Gas & Consumable Fuels — 1.5%
Chesapeake Energy Corp.	750,000	22,267,500
Financials — 30.2%
Capital Markets — 10.4%
Apollo Global Management LLC, Class A Shares	750,000	12,900,000
Apollo Investment Corp.	1,521,224	15,531,697
Ares Capital Corp.	2,236,214	35,935,959
Ellington Financial LLC	3,236,627	68,130,999	(a)
Solar Capital Ltd.	1,038,874	25,649,799
Total Capital Markets		158,148,454
Commercial Banks — 1.6%
Synovus Financial Corp.	12,000,000	24,960,000
Diversified Financial Services — 3.2%
Citigroup Inc.	1,175,000	48,927,000

See Notes to Financial Statements.

6	Legg Mason Capital Management Opportunity Trust 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2011

Legg Mason Capital Management Opportunity Trust

Security	Shares	Value
Insurance — 12.3%
Assured Guaranty Ltd.	4,861,398	$79,289,401
Genworth Financial Inc., Class A Shares	5,150,000	52,942,000	*
Hartford Financial Services Group Inc.	2,130,000	56,168,100
Total Insurance		188,399,501
Real Estate Management & Development — 0.2%
Domus Co. Investment Holdings LLC	95,000,000	2,945,000	(b)(c)(d)
Thrifts & Mortgage Finance — 2.5%
MGIC Investment Corp.	6,500,000	38,675,000	*
Total Financials		462,054,955
Health Care — 3.4%
Biotechnology — 0.8%
Myriad Genetics Inc.	534,000	12,127,140	*
Health Care Providers & Services — 1.8%
CIGNA Corp.	550,000	28,286,500
Pharmaceuticals — 0.8%
BG Medicine Inc.	714,286	5,685,716	*
Teva Pharmaceutical Industries Ltd., ADR	125,000	6,027,500
Total Pharmaceuticals		11,713,216
Total Health Care		52,126,856
Industrials — 8.2%
Airlines — 8.2%
Delta Air Lines Inc.	3,148,716	28,873,726	*
United Continental Holdings Inc.	2,890,000	65,400,700	*
US Airways Group Inc.	3,543,543	31,572,968	*
Total Industrials		125,847,394
Information Technology — 21.3%
Communications Equipment — 4.1%
DG FastChannel Inc.	1,180,000	37,819,000	*
Research In Motion Ltd.	855,000	24,666,750	*
Total Communications Equipment		62,485,750
Computers & Peripherals — 4.3%
Hewlett-Packard Co.	875,000	31,850,000
Seagate Technology PLC	2,100,000	33,936,000
Total Computers & Peripherals		65,786,000
Internet Software & Services — 3.0%
Market Leader Inc.	4,513,007	9,793,225	*(a)
Monster Worldwide Inc.	2,470,000	36,210,200	*
Total Internet Software & Services		46,003,425

See Notes to Financial Statements.

Legg Mason Capital Management Opportunity Trust 2011 Semi-Annual Report	7

Legg Mason Capital Management Opportunity Trust

Security	Shares	Value
Office Electronics — 0.4%
Xerox Corp.	650,000	$6,766,500
Semiconductors & Semiconductor Equipment — 6.0%
Integrated Device Technology Inc.	4,200,000	33,012,000	*
Intel Corp.	1,575,000	34,902,000
Teradyne Inc.	1,600,000	23,680,000	*
Total Semiconductors & Semiconductor Equipment		91,594,000
Software — 3.5%
AsiaInfo Holdings Inc.	934,434	15,474,227	*
Microsoft Corp.	1,450,000	37,700,000
Total Software		53,174,227
Total Information Technology		325,809,902
Investment Funds — 7.2%
AP Alternative Assets, LP	3,750,000	46,125,000	(d)
Aston Capital Partners, LP	25,000,000	20,817,500	(b)(c)(d)
Pangaea One, LP	41,273,876	43,345,825	(a)(b)(c)(d)
Total Investment Funds		110,288,325
Telecommunication Services — 8.8%
Wireless Telecommunication Services — 8.8%
Clearwire Corp., Class A Shares	6,400,000	24,192,000	*
NII Holdings Inc.	1,215,000	51,491,700	*
Sprint Nextel Corp.	11,000,000	59,290,000	*
Total Telecommunication Services		134,973,700
Utilities — 3.2%
Independent Power Producers & Energy Traders — 3.2%
AES Corp.	3,880,000	49,431,200	*
Total Common Stocks (Cost — $1,540,778,467)		1,607,216,124
Convertible Preferred Stocks — 2.4%
Consumer Discretionary — 0.6%
Automobiles — 0.6%
General Motors Co.	200,000	9,748,000
Information Technology — 1.8%
Internet Software & Services — 1.8%
Ning Inc.	7,796,420	22,687,583	(a)(b)(c)(d)
Sermo Inc. Series C Cv.	2,783,874	5,010,973	(a)(b)(c)(d)
Total Information Technology		27,698,556
Total Convertible Preferred Stocks (Cost — $59,836,983)		37,446,556

See Notes to Financial Statements.

8	Legg Mason Capital Management Opportunity Trust 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2011

Legg Mason Capital Management Opportunity Trust

Security		Face Amount	Value
Convertible Demand Notes — 0.1%
Information Technology — 0.1%
Internet Software & Services — 0.1%
Sermo Bridge Loan (Cost — $1,222,445)		$1,222,445	$1,222,445	(a)(b)(c)(d)

	Expiration Date	Warrants
Warrants — 4.2%
Bank of America Corp.	1/16/19	6,208,500	34,395,090	*
JPMorgan Chase and Co.	10/28/18	2,200,000	29,634,000	*
Total Warrants (Cost — $76,374,863)			64,029,090
Total Investments — 111.8% (Cost — $1,678,212,758#)			1,709,914,215
Liabilities in Excess of Other Assets — (11.8)%			(180,643,620)
Total Net Assets — 100.0%			$1,529,270,595

*	Non-income producing security.

(a)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer. At June 30, 2011, the total market value of Affiliated Companies was $211,981,850, and the cost was $312,908,587.

(b)	Illiquid security.

(c)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(d)	Restricted Security.

#	Aggregate cost for federal income tax purposes is substantially the same.

Schedule of Written Options
Security	Expiration Date	Strike Price	Contracts	Value
Sprint Nextel Corp., Call	1/21/12	$5.00	44,498	$3,782,330
Teradyne Inc., Call	7/16/11	21.00	16,000	160,000	(c)
Total Written Options (Premiums received — $2,680,704)				$3,942,330

See Notes to Financial Statements.

Legg Mason Capital Management Opportunity Trust 2011 Semi-Annual Report	9

Statement of assets and liabilities (unaudited)

June 30, 2011

Assets:
Investments in unaffiliated securities, at value (Cost — $1,365,304,171)	$1,497,932,365
Investments in affiliated securities, at value (Cost — $312,908,587)	211,981,850
Foreign currency, at value (Cost — $9,444)	9,478
Cash	2,083,534
Receivable for securities sold	17,127,401
Dividends receivable	2,740,205
Receivable for Fund shares sold	779,983
Total Assets	1,732,654,816

Liabilities:
Loan payable (Note 7)	188,000,000
Payable for Fund shares repurchased	4,704,350
Written options, at value (premiums received $2,680,704)	3,942,330
Payable for securities purchased	2,660,330
Investment management fee payable	965,530
Service and/or distribution fees payable	879,464
Interest payable	617,604
Distributions payable	286,372
Accrued expenses	1,328,241
Total Liabilities	203,384,221
Total Net Assets	$1,529,270,595

Net Assets:
Par value (Note 8)	$149,198
Paid-in capital in excess of par value	3,443,818,878
Undistributed net investment income	2,078,969
Accumulated net realized loss on investments, written options and foreign currency transactions	(1,947,216,315)
Net unrealized appreciation on investments, written options and foreign currencies	30,439,865
Total Net Assets	$1,529,270,595

Shares Outstanding:
Class A	6,834,911
Class C	103,434,822
Class R	1,097,068
Class FI	1,789,728
Class I	36,041,730

Net Asset Value:
Class A (and redemption price)	$10.18
Class C*	$10.04
Class R (and redemption price)	$10.45
Class FI (and redemption price)	$10.53
Class I (and redemption price)	$10.85
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$10.80

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

10	Legg Mason Capital Management Opportunity Trust 2011 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended June 30, 2011

Investment Income:
Dividends from unaffiliated investments	$8,396,996
Dividends from affiliated investments	5,734,097
Interest	40,716
Less: Foreign taxes withheld	(14,630)
Total Investment Income	14,157,179

Expenses:
Investment management fee (Note 2)	6,778,183
Service and/or distribution fees (Notes 2 and 5)	6,258,556
Interest expense (Note 7)	1,378,148
Transfer agent fees (Note 5)	958,029
Legal fees	111,158
Custody fees	90,552
Directors’ fees	48,170
Registration fees	29,087
Audit and tax	28,852
Shareholder reports	15,190
Miscellaneous expenses	92,446
Total Expenses	15,788,371
Net Investment Loss	(1,631,192)

Realized and Unrealized Gain (Loss) on Investments, Written Options and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	54,525,166	[1]
Written options	78
Foreign currency transactions	(3,321,199)
Net Realized Gain	51,204,045
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(203,222,482)
Written options	(1,261,626)
Foreign currencies	(2,274,011)
Change in Net Unrealized Appreciation (Depreciation)	(206,758,119)
Net Loss on Investments, Written Options and Foreign Currency Transactions	(155,554,074)
Decrease in Net Assets From Operations	$(157,185,266)

[1]	Includes $17,716,090 of net realized loss on the sale of shares of Affiliated Companies.

See Notes to Financial Statements.

Legg Mason Capital Management Opportunity Trust 2011 Semi-Annual Report	11

Statements of changes in net assets

For the Six Months Ended June 30, 2011 (unaudited) and the Year Ended December 31, 2010	2011	2010

Operations:
Net investment loss	$(1,631,192)	$(13,323,959)
Net realized gain	51,204,045	62,504,873
Change in net unrealized appreciation (depreciation)	(206,758,119)	247,381,240
Increase (Decrease) in Net Assets From Operations	(157,185,266)	296,562,154

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(3,500,004)	—
Decrease in Net Assets From Distributions to Shareholders	(3,500,004)	—

Fund Share Transactions (Note 8):
Net proceeds from sale of shares	58,460,002	235,549,914
Reinvestment of distributions	3,213,633	—
Cost of shares repurchased	(325,705,931)	(542,003,239)
Decrease in Net Assets From Fund Share Transactions	(264,032,296)	(306,453,325)
Decrease in Net Assets	(424,717,566)	(9,891,171)

Net Assets:
Beginning of period	1,953,988,161	1,963,879,332
End of period*	$1,529,270,595	$1,953,988,161
* Includes undistributed net investment income of:	$2,078,969	$7,210,165

See Notes to Financial Statements.

12	Legg Mason Capital Management Opportunity Trust 2011 Semi-Annual Report

Statement of cash flows (unaudited)

For the Six Months Ended June 30, 2011

Cash Flows Provided (used) by Operating Activities:
Interest and dividends received	$12,790,444
Operating expenses paid	(14,852,582)
Interest paid	(1,592,627)
Net sales and maturities of short-term investments	16,933,964
Realized gain on options	78
Realized loss on foreign currency transactions	(3,321,199)
Purchases of long-term investments	(304,694,296)
Proceeds from disposition of long-term investments	562,435,832
Premium received for written options	2,680,704
Net Cash Provided By Operating Activities	270,380,318

Cash Flows Provided (used) by Financing Activities:
Payments on shares redeemed	$(268,288,422)
Net Cash Used By Financing Activities	(268,288,422)
Net Increase in Cash	2,091,896
Cash, Beginning of year	1,116
Cash, End of period	$2,093,012

Reconciliation of Decrease in Net Assets from Operations to Net Cash Flows Provided (used) by Operating Activities:
Decrease in net assets from operations	$(157,185,266)
Decrease in investments, at value	437,839,853
Increase in payable for securities purchased	2,660,330
Increase in interest and dividends receivable	(1,366,735)
Increase in written options, at value	3,942,330
Increase in receivable for securities sold	(17,127,401)
Increase in payable for open forward currency contracts	2,274,045
Decrease in interest payable	(214,479)
Decrease in accrued expenses	(442,359)
Total Adjustments	427,565,584
Net Cash Flows Provided by Operating Activities	$270,380,318

See Notes to Financial Statements.

Legg Mason Capital Management Opportunity Trust 2011 Semi-Annual Report	13

Financial highlights

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class A Shares[1]	2011[2]		2010	2009[3]

Net asset value, beginning of period	$11.18		$9.52	$4.89

Income (loss) from operations:
Net investment income (loss)	0.01		(0.02)	0.01
Net realized and unrealized gain (loss)	(0.96)		1.68	4.62
Total income (loss) from operations	(0.95)		1.66	4.63

Less distributions from:
Net investment income	(0.05)		—	—
Total distributions	(0.05)		—	—

Net asset value, end of period	$10.18		$11.18	$9.52
Total return[4]	(8.52)%		17.44%	94.68%

Net assets, end of period (000s)	$69,549		$95,232	$85,327

Ratios to average net assets:
Gross expenses	1.33%[5]		1.31%	1.41%[5]
Gross expenses, excluding interest expense	1.17	[5]	1.14	1.27	[5]
Net expenses[6]	1.33	[5]	1.31	1.41	[5]
Net expenses, excluding interest expense[6]	1.17	[5]	1.14	1.27	[5]
Net investment income (loss)	0.25	[5]	(0.20)	0.14	[5]

Portfolio turnover rate	16%		29%	25%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2011 (unaudited).

[3]	For the period February 3, 2009 (commencement of operations) to December 31, 2009.

[4]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fees forgone and/or expense reimbursements. In the absence of compensating balance arrangements, fees forgone and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

14	Legg Mason Capital Management Opportunity Trust 2011 Semi-Annual Report

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class C Shares[1,2]	2011[3]		2010	2009	2008	2007	2006

Net asset value, beginning of period	$11.02		$9.45	$5.16	$16.86	$18.94	$16.72

Income (loss) from operations:
Net investment loss	(0.03)		(0.10)	(0.03)	(0.10)	(0.19)	(0.06)
Net realized and unrealized gain (loss)	(0.95)		1.67	4.32	(10.01)	(0.11)	2.30
Total income (loss) from operations	(0.98)		1.57	4.29	(10.11)	(0.30)	2.24

Less distributions from:
Net investment income	—		—	—	(0.00) [4]	—	—
Net realized gains	—		—	—	(1.59)	(1.78)	(0.02)
Total distributions	—		—	—	(1.59)	(1.78)	(0.02)

Net asset value, end of period	$10.04		$11.02	$9.45	$5.16	$16.86	$18.94
Total return[5]	(8.89)%		16.61%	83.14%	(65.49)%	(1.57)%	13.41%

Net assets, end of period (000s)	$1,038,227		$1,357,924	$1,423,839	$984,198	$4,632,504	$4,722,622

Ratios to average net assets:
Gross expenses	2.10%[6]		2.08%	2.05%	2.22%	2.36%	2.25%
Gross expenses, excluding interest expense	1.95	[6]	1.92	1.92	1.95	1.99	1.91
Net expenses[7]	2.10	[6]	2.08	2.05	2.22	2.36	2.25
Net expenses, excluding interest expense[7]	1.95	[6]	1.92	1.92	1.95	1.99	1.91
Net investment loss	(0.51)	[6]	(0.97)	(0.41)	(0.86)	(0.93)	(0.37)

Portfolio turnover rate	16%		29%	25%	52%	44%	14%

[1]	On February 1, 2009, Primary Class shares were renamed as Class C shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the six months ended June 30, 2011 (unaudited).

[4]	Amount represents less than $0.01 per share.

[5]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fees forgone and/or expense reimbursements. In the absence of compensating balance arrangements, fees forgone and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

Legg Mason Capital Management Opportunity Trust 2011 Semi-Annual Report	15

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class R Shares	2011[1,2]		2010[1]	2009[1]	2008[1]	2007[1]	2006[3]

Net asset value, beginning of period	$11.47		$9.80	$5.33	$17.27	$19.28	$19.37

Income (loss) from operations:
Net investment income (loss)	(0.00)	[4]	(0.06)	(0.01)	(0.11)	0.05	—
Net realized and unrealized gain (loss)	(1.01)		1.73	4.48	(10.24)	(0.28)	—
Total income (loss) from operations	(1.01)		1.67	4.47	(10.35)	(0.23)	—

Less distributions from:
Net investment income	(0.01)		—	—	—	—	—
Net realized gains	—		—	—	(1.59)	(1.78)	(0.09)
Total distributions	(0.01)		—	—	(1.59)	(1.78)	(0.09)

Net asset value, end of period	$10.45		$11.47	$9.80	$5.33	$17.27	$19.28
Total return[5]	(8.78)%		17.04%	83.86%	(65.32)%	(1.18)%	(0.47)%

Net assets, end of period (000s)	$11,469		$16,682	$15,249	$6,810	$11,535	$10

Ratios to average net assets:
Gross expenses	1.67%[6]		1.67%	1.71%	1.88%	2.36%	1.69%[6]
Gross expenses, excluding interest expense	1.52	[6]	1.50	1.57	1.62	2.02	—	[6,7]
Net expenses[8]	1.67	[6]	1.67	1.71	1.88	2.36	1.69	[6]
Net expenses, excluding interest expense[8]	1.52	[6]	1.50	1.57	1.62	2.02	—	[6,7]
Net investment income (loss)	(0.07)	[6]	(0.56)	(0.08)	(0.95)	0.24	(1.34)	[6]

Portfolio turnover rate	16%		29%	25%	52%	44%	14%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2011 (unaudited).

[3]	For the period December 28, 2006 (commencement of operations) to December 31, 2006.

[4]	Amount represents less than $0.01 per share.

[5]

Performance figures may reflect compensating balance arrangements, fees forgone and/or expense reimbursements. In the absence of compensating balance arrangements, fees forgone and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]	Amount represents less than 0.01%.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

16	Legg Mason Capital Management Opportunity Trust 2011 Semi-Annual Report

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class FI Shares[1,2]	2011[3]		2010	2009	2008	2007	2006

Net asset value, beginning of period	$11.56		$9.86	$5.37	$17.33	$19.28	$16.90

Income (loss) from operations:
Net investment income (loss)	0.01		(0.04)	0.01	0.05	(0.03)	0.05
Net realized and unrealized gain (loss)	(1.00)		1.74	4.48	(10.42)	(0.14)	2.35
Total income (loss) from operations	(0.99)		1.70	4.49	(10.37)	(0.17)	2.40

Less distributions from:
Net investment income	(0.04)		—	—	—	—	—
Net realized gains	—		—	—	(1.59)	(1.78)	(0.02)
Total distributions	(0.04)		—	—	(1.59)	(1.78)	(0.02)

Net asset value, end of period	$10.53		$11.56	$9.86	$5.37	$17.33	$19.28
Total return[4]	(8.61)%		17.24%	83.61%	(65.20)%	(0.87)%	14.21%

Net assets, end of period (000s)	$18,853		$23,527	$32,355	$20,483	$1,705,269	$1,404,852

Ratios to average net assets:
Gross expenses	1.42%[5]		1.46%	2.37%	1.50%	1.67%	1.54%
Gross expenses, excluding interest expense	1.26	[5]	1.29	2.24	1.23	1.30	1.19
Net expenses[6]	1.42	[5]	1.46	1.59 [7]	1.50	1.67	1.54
Net expenses, excluding interest expense[6]	1.26	[5]	1.29	1.46 [7]	1.23	1.30	1.19
Net investment income (loss)	0.16	[5]	(0.36)	0.07	0.38	(0.16)	0.27

Portfolio turnover rate	16%		29%	25%	52%	44%	14%

[1]	As of October 5, 2009, Financial Intermediary Class shares were renamed Class FI shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the six months ended June 30, 2011 (unaudited).

[4]

Performance figures may reflect compensating balance arrangements, fees forgone and/or expense reimbursements. In the absence of compensating balance arrangements, fees forgone and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]	Reflects fees forgone and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Capital Management Opportunity Trust 2011 Semi-Annual Report	17

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class I Shares[1,2]	2011[3]		2010	2009	2008	2007	2006

Net asset value, beginning of period	$11.94		$10.14	$5.47	$17.59	$19.48	$17.02

Income (loss) from operations:
Net investment income	0.04		0.01	0.05	0.02	0.03	0.12
Net realized and unrealized gain (loss)	(1.04)		1.79	4.62	(10.55)	(0.14)	2.36
Total income (loss) from operations	(1.00)		1.80	4.67	(10.53)	(0.11)	2.48

Less distributions from:
Net investment income	(0.09)		—	—	—	—	—
Net realized gains	—		—	—	(1.59)	(1.78)	(0.02)
Total distributions	(0.09)		—	—	(1.59)	(1.78)	(0.02)

Net asset value, end of period	$10.85		$11.94	$10.14	$5.47	$17.59	$19.48
Total return[4]	(8.40)%		17.75%	85.37%	(65.15)%	(0.55)%	14.58%

Net assets, end of period (000s)	$391,173		$460,623	$407,109	$224,036	$979,708	$650,376

Ratios to average net assets:
Gross expenses	0.99%[5]		1.01%	0.99%	1.18%	1.32%	1.20%
Gross expenses, excluding interest expense	0.83	[5]	0.84	0.86	0.91	0.96	0.86
Net expenses[6]	0.99	[5]	1.01	0.99	1.18	1.32	1.20
Net expenses, excluding interest expense[6]	0.83	[5]	0.84	0.86	0.91	0.96	0.86
Net investment income	0.63	[5]	0.12	0.63	0.15	0.16	0.71

Portfolio turnover rate	16%		29%	25%	52%	44%	14%

[1]	On October 5, 2009, Institutional shares were renamed Class I shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the six months ended June 30, 2011 (unaudited).

[4]

Performance figures may reflect compensating balance arrangements, fees forgone and/or expense reimbursements. In the absence of compensating balance arrangements, fees forgone and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

18	Legg Mason Capital Management Opportunity Trust 2011 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Legg Mason Capital Management Opportunity Trust (“Fund”) is a separate non-diversified series of Legg Mason Investment Trust, Inc. (the “Corporation”). The Corporation, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the last quoted bid price provided by an independent pricing service, that is based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Legg Mason Capital Management Opportunity Trust 2011 Semi-Annual Report	19

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Common stocks
Financials	$459,109,955	—	$2,945,000	$462,054,955
Investment funds	—	$46,125,000	64,163,325	110,288,325
Other common stocks	1,034,872,844	—	—	1,034,872,844
Convertible preferred stocks
Consumer discretionary	9,748,000	—	—	9,748,000
Information technology	—	—	27,698,556	27,698,556
Convertible demand notes	—	—	1,222,445	1,222,445
Warrants	64,029,090	—	—	64,029,090
Total	$1,567,759,889	$46,125,000	$96,029,326	$1,709,914,215

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Written options	$3,782,330	—	$160,000	$3,942,330

†	See Schedule of Investments for additional detailed categorizations.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments In Securities	Common Stocks	Convertible Preferred Stocks	Convertible Demand Notes		Written Options	Total
Balance as of December 31, 2010	$62,681,146	$34,637,369	$1,222,445	†	—	$98,540,960
Accrued premiums/discounts	—	—	—		—	—
Realized gain (loss)	—	—	—		—	—
Change in unrealized appreciation (depreciation)[1]	(1,420,123)	(6,938,813)	—		$783,982	(7,574,954)
Net purchases (sales)	5,847,302	—	—		(943,982)	4,903,320
Transfers into Level 3	—	—	—		—	—
Transfers out of Level 3	—	—	—		—	—
Balance as of June 30, 2011	$67,108,325	$27,698,556	$1,222,445		$(160,000)	$95,869,326
Net change in unrealized appreciation (depreciation) for investments in securities still held at June 30, 2011[1]	$(1,420,123)	$(6,938,813)	—		$783,982	$(7,574,954)

†	Prior year information reflects current period classifications.

[1]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

20	Legg Mason Capital Management Opportunity Trust 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Written options. The Fund has written covered call options to hedge against the risk of fluctuations in the prices of securities held by the Fund or in an attempt to increase the Fund’s return. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund/Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to attempt to increase the Fund’s return and to hedge some of the

Legg Mason Capital Management Opportunity Trust 2011 Semi-Annual Report	21

overall market volatility in the market and the Fund. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(f) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically

22	Legg Mason Capital Management Opportunity Trust 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of June 30, 2011, the Fund held written options contracts with credit related contingent features which had a liability position of $3,942,330. If a contingent feature in the Master Agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(g) Commission recapture. The Fund has entered into an agreement with State Street Bank, its custodian, whereby a portion of commissions paid on investment transactions may be rebated to the Fund. Such payments are included with realized gain/(loss) on investment transactions. During the six months ended June 30, 2011 the Fund did not receive any commission rebates.

(h) Restricted securities. Certain of the Fund’s investments are restricted as to resale and are valued in accordance with procedures approved by the Board of Directors in absence of readily ascertainable market values.

Security	Number of Units/ Shares/ Interest	Acquisition Date(s)		Cost	Fair Value at 6/30/11	Value per Unit/Share	Percent of Net Assets	Distributions Received	Open Commitments
AP Alternative Assets, LP	3,750,000	6/06		$75,000,000	$46,125,000	$12.30	3.02%	—	—
Aston Capital Partners, LP	25,000,000	11/05		25,000,000	20,817,500	0.83	1.36	—	—
Domus Co. Investment Holdings LLC	95,000,000	4/07		95,000,000	2,945,000	0.03	0.19	—	—
Ning Inc.	7,796,420	7/07		25,000,000	22,687,583	2.91	1.48	—	—
Pangaea One, LP	41,273,876	—	[1]	41,273,876	43,345,825	1.05	2.84	$3,496,737	$23,746,570	*
Sermo Inc., Series C, Preferred	2,783,874	8/07		25,000,000	5,010,973	1.80	0.33	—	—
Sermo Inc., Convertible Demand Note	1,222,445	—	[2]	1,222,445	1,222,445	1.00	0.08	—	—
				$287,496,321	$142,154,326		9.30%	$3,496,737	$23,746,570

[1]	Acquisition dates were 8/07, 9/07, 1/08, 3/08, 5/08, 8/08, 10/08, 12/08, 2/09, 5/09, 8/09, 11/09, 3/10, 7/10, 1/11, 2/11 and 4/11.

[2]	Acquisition dates were 12/09 and 2/10.

*	In the normal course of operations, the Fund makes commitments to invest in businesses. At June 30, 2011, the Fund had open commitments of $23,746,570.

Legg Mason Capital Management Opportunity Trust 2011 Semi-Annual Report	23

(i) Illiquid securities. Illiquid securities are those that cannot be sold or disposed of within seven days for approximately the price at which the Fund values the security. Illiquid investments include: repurchase agreements with terms of greater than seven days, restricted securities other than those the adviser has determined are liquid pursuant to guidelines established by the Board of Directors and securities involved in swap, cap, floor and collar transactions, and over-the-counter (“OTC”) options and their underlying collateral. Due to the absence of an active trading market, the Fund may have difficulty valuing or disposing of illiquid securities promptly. Judgment plays a greater role in valuing illiquid securities than those for which a more active market exists.

(j) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(k) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(l) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(m) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(n) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(o) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

24	Legg Mason Capital Management Opportunity Trust 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of June 30, 2011, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(p) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

The Fund has an investment management agreement with LMM, LLC (“LMM”). Pursuant to the agreement, LMM provides the Fund with management services for which the Fund pays a fee, computed daily and payable monthly, at an annual rate of 1.00% of the average daily net assets of the Fund up to $100 million and 0.75% of the average daily net assets of the Fund in excess of $100 million.

Legg Mason Capital Management, LLC, formerly Legg Mason Capital Management, Inc., (“LMCM”) serves as investment adviser to the Fund under an investment advisory agreement with LMM. For LMCM’s services to the Fund, LMM (not the Fund) pays LMCM a fee, computed daily and payable monthly, at an annual rate of 0.10% of the average daily net assets of the Fund up to $100 million and 0.05% of the average daily net assets of the Fund in excess of $100 million.

Legg Mason Partners Funds Advisor, LLC (“LMPFA”) serves as administrator to the Fund under an administration services agreement with LMM. For LMPFA’s services to the Fund, LMM (not the Fund) pays LMPFA a fee, calculated daily and payable monthly, at an annual rate of 0.05% of the average daily net assets of the Fund. LMPFA has agreed to waive indefinitely all fees payable to it under the agreement. LMM, LMCM and LMPFA are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended June, 30, 2011, LMIS and its affiliates received sales charges of approximately $2,000 on sales of the Fund’s Class A shares. In addition,

Legg Mason Capital Management Opportunity Trust 2011 Semi-Annual Report	25

for the six months ended June 30, 2011, CDSCs paid to LMIS and its affiliates were approximately $34,000 for Class C shares.

Under a Deferred Compensation Plan (the “Plan”), Directors may elect to defer receipt of all or a specified portion of their compensation. A participating Director may select one or more funds managed by affiliates of Legg Mason in which his or her deferred director’s fees will be deemed to be invested. Deferred amounts remain in the Fund until distributed in accordance with the Plan.

All officers and three Directors of the Corporation are employees of Legg Mason or its affiliates and do not receive compensation from the Corporation.

3. Investments

During the six months ended June 30, 2011, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$307,354,626
Sales	572,710,888

At June 30, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$418,246,268
Gross unrealized depreciation	(386,544,811)
Net unrealized appreciation	$31,701,457

During the six months ended June 30, 2011, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding December 31, 2010	—	—
Options written	60,500	$2,680,782
Options exercised	(2)	(78)
Written options, outstanding June 30, 2011	60,498	$2,680,704

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at June 30, 2011.

LIABILITY DERIVATIVES[1]
Equity Contracts Risk
Written options	$3,942,330

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

26	Legg Mason Capital Management Opportunity Trust 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended June 30, 2011. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Foreign Exchange Contracts Risk	Equity Contracts Risk	Total
Written options	—	$78	$78
Forward foreign currency contracts	$(3,314,231)	—	(3,314,231)
Total	$(3,314,231)	$78	$(3,314,153)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Foreign Exchange Contracts Risk	Equity Contracts Risk	Total
Written options	—	$(1,261,626)	$(1,261,626)
Forward foreign currency contracts	$(2,274,045)	—	(2,274,045)
Total	$(2,274,045)	$(1,261,626)	$(3,535,671)

During the six months ended June 30, 2011, the volume of derivative activity for the Fund was as follows:

Average Market Value
Written options	$2,847,476
Forward foreign currency contracts (to buy)†	43,841,442
Forward foreign currency contracts (to sell)†	230,298,946

†	At June 30, 2011, there were no open positions held in this derivative.

5. Class specific expenses

The Fund has adopted Rule 12b-1 distribution plans and under the plans the Fund pays a service fee with respect to its Class A, C, R and FI shares calculated at the annual rate of 0.25% of the average daily net assets of each class, respectively. The Fund also pays a distribution fee with respect to its Class C and R shares calculated at the annual rate of 0.75% and 0.25% of the average daily net assets of each class, respectively. Service and distribution fees are computed daily and payable monthly.

The Rule 12b-1 plans for Class R and Class FI of the Fund provide for payments of distribution and service fees to LMIS at an annual rate of up to 0.75% and 0.40% of the average daily net assets of each class, respectively, subject to the authority of the Board of Directors to set a lower amount. The Board of Directors of the Fund has currently approved payments under the plans of 0.50% and 0.25% of the average daily net assets of Class R and Class FI, respectively.

Legg Mason Capital Management Opportunity Trust 2011 Semi-Annual Report	27

For the six months ended June 30, 2011, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$104,072	$46,025
Class C	6,091,973	829,481
Class R	35,924	14,883
Class FI	26,587	21,190
Class I	—	46,450
Total	$6,258,556	$958,029

6. Distributions to shareholders by class

	Six Months Ended June 30, 2011	Year Ended December 31, 2010
Net Investment Income:
Class A	$326,865	—
Class C	—	—
Class R	14,078	—
Class FI	62,698	—
Class I	3,096,363	—
Total	$3,500,004	—

7. Line of credit

The Fund, along with certain other Legg Mason Funds, participates in a $200 million line of credit (“Credit Agreement”) to be used for temporary or emergency purposes. This 364-day revolving Credit Agreement matures on March 1, 2012. Pursuant to the Credit Agreement, each participating fund is liable only for principal and interest payments related to borrowings made by that fund. Borrowings under the Credit Agreement bear interest at a rate equal to the prevailing LIBOR rate plus the LIBOR rate margin. The Fund did not utilize the line of credit during the six months ended June 30, 2011.

The Fund may borrow for investment purposes, also known as “leveraging,” from separate lines of credit totaling $300 million (“Leveraging Credit Agreements”). These 364-day revolving Leverage Credit Agreements mature on March 2, 2012. Leverage is the ability to earn a return on a capital base that is larger than the Fund’s net assets. Use of leverage can magnify the effects of changes in the value of the Fund’s investments and makes such investments more volatile. Leveraging could cause investors to lose more money in adverse environments. Borrowings under the Leveraging Credit Agreements bear interest at a rate equal to the prevailing LIBOR rate plus the LIBOR rate margin.

For the six months ended June 30, 2011, the Fund had average daily borrowings from the Leveraging Credit Agreements of $188 million at an average annual interest rate of 1.46%. As of June 30, 2011, the Fund had $188 million in borrowings outstanding.

28	Legg Mason Capital Management Opportunity Trust 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

8. Capital shares

At June 30, 2011, there were 100,000,000, 650,000,000, 500,000,000, 250,000,000 and 200,000,000 shares authorized at $0.001 par value for the Class A, Class C, Class R, Class FI and Class I, respectively, of the Fund. Each class of shares represents an identical interest and has the same rights except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Six Months Ended June 30, 2011		Year Ended December 31, 2010
	Shares	Amount	Shares	Amount
Class A
Shares sold	467,734	$5,183,861	2,930,074	$30,730,923
Shares issued on reinvestment	31,552	321,206	—	—
Shares repurchased	(2,181,755)	(23,808,667)	(3,377,187)	(33,905,425)
Net decrease	(1,682,469)	$(18,303,600)	(447,113)	$(3,174,502)

Class C
Shares sold	1,454,100	$15,794,536	6,258,322	$63,869,581
Shares repurchased	(21,245,135)	(226,462,751)	(33,638,682)	(338,320,951)
Net decrease	(19,791,035)	$(210,668,215)	(27,380,360)	$(274,451,370)

Class R
Shares sold	185,857	$2,087,417	414,783	$4,362,928
Shares issued on reinvestment	1,347	14,078	—	—
Shares repurchased	(544,962)	(6,028,755)	(516,568)	(5,341,886)
Net decrease	(357,758)	$(3,927,260)	(101,785)	$(978,958)

Class FI
Shares sold	276,839	$2,975,899	863,510	$9,346,529
Shares issued on reinvestment	5,936	62,503	—	—
Shares repurchased	(527,362)	(5,912,788)	(2,110,183)	(22,476,997)
Net decrease	(244,587)	$(2,874,386)	(1,246,673)	$(13,130,468)

Class I
Shares sold	2,751,232	$32,418,289	11,486,262	$127,239,953
Shares issued on reinvestment	259,525	2,815,846	—	—
Shares repurchased	(5,533,910)	(63,492,970)	(13,081,430)	(141,957,980)
Net decrease	(2,523,153)	$(28,258,835)	(1,595,168)	$(14,718,027)

Legg Mason Capital Management Opportunity Trust 2011 Semi-Annual Report	29

9. Transactions with affiliated companies

An “Affiliated Company,” as defined in the 1940 Act, includes a company in which a fund owns 5% or more of the company’s outstanding voting securities at any time during the period. The following transactions were affected by the Fund in shares of such companies for the six months ended June 30, 2011.

	Affiliate Mkt Value at 12/31/10	Purchased		Sold		Amortization Div/Interest Income	Affiliate Mkt Value at 6/30/11	Realized Gain/Loss
Company		Cost	Shares/Par	Cost	Shares/Par
Boyd Gaming Corp.[1]	$47,700,000			$3,272,102	228,700		—	$(1,199,100)
DG FastChannel Inc.[1]	46,208,000			7,096,445	420,000		—	5,625,807
Eastman Kodak Co.	99,160,000			29,729,880	1,240,000		$61,790,800	(25,645,267)
Ellington Financial LLC	75,368,913			3,425,918	152,263	$5,734,097	68,130,999	5,733
Market Leader Inc.	7,942,892						9,793,225
Ning Inc.	29,626,396						22,687,583
Pangaea One, LP	38,962,146	$8,640,319	N/A	2,793,017	N/A		43,345,825	3,496,737
Sermo Inc., Series C, Preferred	5,010,973						5,010,973
Sermo Inc., Convertible Demand Note	1,222,445						1,222,445
	$351,201,765	$8,640,319		$46,317,362		$5,734,097	$211,981,850	$(17,716,090)

[1]	This company is no longer an affiliated company.

10. Capital loss carryforward

As of December 31, 2010, the Fund had a net capital loss carryforward of approximately $1,942,303,777, of which $1,120,520,337 expires in 2016 and $821,783,440 expires in 2017. These amounts will be available to offset any future taxable capital gains.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

30	Legg Mason Capital Management Opportunity Trust 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

11. Other tax information

On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 (the “Act”). The Act updates certain tax rules applicable to regulated investment companies (“RICs”). The various provisions of the Act will generally be effective for RICs with taxable years beginning after December 22, 2010. Additional information regarding the impact of the Act on the Fund, if any, will be contained within the relevant sections of the notes to the financial statements for the fiscal year ending December 31, 2011.

Legg Mason Capital Management

Opportunity Trust

Directors

Mark R. Fetting

Chairman

R. Jay Gerken, CFA

President

Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

Jennifer W. Murphy

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Investment manager

LMM, LLC

Investment adviser

Legg Mason Capital Management, LLC

Custodian

State Street Bank & Trust Company

Transfer agent

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

Counsel

K&L Gates LLP

Washington, DC

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legg Mason Capital Management Opportunity Trust

The Fund is a separate investment series of Legg Mason Investment Trust, Inc.

Legg Mason Capital Management Opportunity Trust

Legg Mason Funds

55 Water Street

New York, NY 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Capital Management Opportunity Trust. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2011 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

www.leggmason.com/individualinvestors

©2011 Legg Mason Investor Services, LLC Member FINRA, SIPC

LMFX012840 8/11 SR11-1465

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Investment Trust, Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
President
Legg Mason Investment Trust, Inc.

Date:	August 26, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
President
Legg Mason Investment Trust, Inc.

Date:	August 26, 2011

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
Legg Mason Investment Trust, Inc.

Date:	August 26, 2011